UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2003


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                      027455                       58-2422929
(State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                           Identification
  incorporation)                                                Number)


     Harris Tower,
233 Peachtree Street N.E.,
      Suite 1700                                               30303
   Atlanta, Georgia
(Address of principal executive offices)                    (Zip Code)

                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 9.           Regulation FD Disclosure.


     On December 18, 2003, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its financial and operating results for its fourth quarter and fiscal year ended September 30, 2003, and the filing of its Annual Report on Form 10-K.


     A copy of the press release referenced above is attached hereto as Exhibit 99.1.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.                             Description
         -----------                             -----------
            99.1                      Press Release of AirGate PCS, Inc.
                                      dated December 18, 2003.




                                      -2-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AIRGATE PCS, INC.


Date: December 18, 2003               By: /s/  William H. Seippel
                                     Name:     William H. Seippel
                                     Title:    Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit No.            Description
  -----------            -----------
     99.1               Press Release of AirGate PCS, Inc.
                        dated December 18, 2003.





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